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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 August 20, 2001
                Date of report (Date of earliest event reported)

                                 BINGO.COM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

          000-26319                                       98-0206369
   (Commission File Number)                   (IRS Employer Identification No.)

      3rd Floor, 1286 Homer Street
   Vancouver, British Columbia, Canada                               V6B 2Y8
(Address of Principal Executive Offices)                           (Zip Code)

                                 (604) 647-6407
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


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                                 BINGO.COM, INC.


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

Effective as at the end of business on Monday, August 20, 2001, Shane Murphy, the President, CEO, Secretary and Treasurer of Bingo.com, Inc., (the "Company") and David Chalk, a director of the Company resigned as a directors of the Company, and Mr. Murphy resigned as an officer of the Company and its subsidiaries.

Effective as at the end of business on Monday, August 20, 2001, the board of directors appointed Tarrnie M. Williams as the interim President, CEO, Secretary and Treasurer of the Company effective as at the end of business Monday, August 20th, 2001.

Pursuant to the resignation of Mr. Murphy as a director and officer of the Company and its subsidiaries, the Company entered into a termination agreement with Mr. Murphy dated for reference August 17, 2001 (the "Murphy Agreement"), providing the terms and conditions of his resignation as a director and officer of the Company and the termination of his employment.

Under the terms of the Murphy Agreement:

         1. the Company will pay Mr. Murphy a severance payment of Cdn$10,000, on the first day of each and every month for 12 months commencing on September 1, 2001;

         2. the Company will pay Mr. Murphy Cdn$130,000 by issuing to Mr. Murphy, 250,000 validly issued and outstanding fully paid and non-assessable Common shares of the Company (the "Shares"), issued as "restricted securities" and subject to the conditions of the resale exemption provided by U.S. Securities and Exchange Commission Rule 144 ("Rule 144"). The Company believes that issuance of the Shares will be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations promulgated thereunder.


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         3.       All 1,100,000 stock options to purchase up to 1,100,000 Common shares of the Company (the "Options") held by Mr. Murphy will vest immediately, and will expire on August 31, 2003;

         4. The 750,000 Common shares issued to Mr. Murphy pursuant to the terms and conditions contained in his employment agreement will be released to him on August 31, 2001.

The Murphy Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein

In connection with the appointment of Mr. Williams as the interim President, CEO, Secretary and Treasurer of the Company, the Company entered into a management consulting agreement with T.M. Williams (Row), Ltd., an Anguilla incorporated company and Mr. Williams dated for reference August 20, 2001 (the "Williams Agreement"), in connection with the provision of services by Mr. Williams as the interim President, CEO, Secretary and Treasurer of the Company.

The term of the Williams Agreement is for a period of one year, unless sooner terminated by any of the parties under the terms and conditions contained in the Williams Agreement. If the Williams Agreement is not terminated by any of the Parties, the term may be renewed for a further one year period at the option of T.M. Williams (Row), Ltd., on substantially the same terms and conditions, by giving three months notice in writing to the Company. The Company will pay to T.M. Williams (Row), Ltd., US$20,000 per month, in arrears, during the duration of the Williams Agreement, as consideration for the provision of the services of Mr. Williams as the interim President, CEO, Secretary and Treasurer of the Company.

The Williams Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired:

                  Not Applicable.

         (b)      Pro forma financial information:

                  Not Applicable.


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         (c)      Exhibits

                  10.1 Termination Agreement dated for Reference August 17, 2001, between Shane Murphy, Bingo.com, Inc., Redruth Ventures Inc., Bingo.com (Canada) Enterprises Inc. and Mitch White

                  10.2 Consulting Agreement dated effective August 20, 2001, between T.M. Williams (Row), Ltd., Bingo.com, Inc., and Tarrnie M. Williams

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BINGO.COM, INC.
                                            (Registrant)


Date:    August 24, 2001                    By: /s/ "Tarrnie M. Williams"
                                                -- ----------------------
                                                Tarrnie M. Williams, President